INVESTOR PRESENTATION NYSE: GNTY 2nd QUARTER 2023

SAFE HARBOR STATEMENT ABOUT GUARANTY BANCSHARES, INC. Guaranty Bancshares, Inc. is the parent company for Guaranty Bank & Trust, N.A. Guaranty Bank & Trust has 32 banking locations across 26 Texas communities located within the East Texas, Dallas/Fort Worth, Houston and Central Texas regions of the state. As of June 30, 2023, Guaranty Bancshares, Inc. had total assets of $3.21 billion, total loans of $2.33 billion and total deposits of $2.60 billion. Visit www.gnty.com for more information. NO OFFER OR SOLICITATION This communication does not constitute an offer to sell, a solicitation of an offer to sell, or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. NON-GAAP FINANCIAL MEASURES Guaranty reports its results in accordance with United States generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP performance measures used in managing its business may provide meaningful information about underlying trends in its business. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Guaranty’s reported results prepared in accordance with GAAP. Please see “Reconciliation of Non-GAAP Measures” at the end of this presentation for a reconciliation to the nearest GAAP financial measure.

SAFE HARBOR STATEMENT This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our results of operations, financial condition and financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q, other risks and uncertainties listed from time to time in our reports and documents filed with the Securities and Exchange Commission ("SEC"). We can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this presentation, and we do not intend, and assume no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.

QUARTERLY HIGHLIGHTS Ty Abston CEO and Chairman of the Board Cappy Payne SR EVP and Company CFO Shalene Jacobson EVP and Bank CFO

Q2 2023 – FINANCIAL RESULTS EARNINGS, ROAA AND NIM BALANCE SHEET NON-INTEREST INCOME AND EXPENSE Total assets were $3.21 billion at June 30, 2023, compared to $3.35 billion at Dec 31, 2022 Total gross loans were $2.33 billion at June 30, 2023, compared to $2.38 billion at Dec 31, 2022 Gross loans decreased $43.9 million (1.8%) in 2Q23 Total deposits were $2.60 billion at June 30, 2023 compared to $2.68 billion at Dec 31, 2022. Total equity was $297.4 million at June 30, 2023 compared to $295.6 million at Dec 31, 2022 Repurchased 322,601 GNTY shares in 2Q23 at a weighted average price of $25.13 per share Paid cash dividend of $0.23/share in 2Q23 and 1Q23, compared to $0.22 in each quarter in 2022 Noninterest income increased by $3.0 million, or 60.5%, from prior quarter, due in part to one-time gain on the sale of nonmarketable correspondent bank stock of $2.8 million in 2Q23 compared to 1Q23. Merchant and debit card fee income also increased $447,000, or 26.7%, quarter-over-quarter, due to an annual service provider bonus of $299,000 received during 2Q23 Noninterest expense increased $504,000, or 2.5%, from 1Q23 Efficiency ratio of 62.84% for 2Q23 Net earnings of $9.6 million. Net of one-time gain, net earnings of $7.3 million1 Net earnings per basic share of $0.82 in 2Q23. Net of one-time gain, $0.63 per basic share1 ROAA of 1.17% and ROAE of 12.87% in 2Q23 compared to 1.01% and 11.18%, respectively, in 1Q23 Net interest margin (FTE) was 3.19% in 2Q23, compared to 3.24% in 1Q23 Loan yield was 5.70% in 2Q23, compared to 5.46% in 1Q23 Cost of total deposits was 1.53% in 2Q23, compared to 1.18% in 1Q23 1. Net earnings less extraordinary items is calculated as net earnings, less the gain on sale of correspondent bank stock, net of tax, of $2.2 million during the quarter ended June 30, 2023.

ACL No provision for credit losses in 2Q23, linked quarter or prior year quarter Adjusted some Q-factors in 2Q23 to reflect estimated impacts of “higher-for-longer” interest rates, potentially causing strain on borrower cash flows and for general industry trends and concerns related to CRE valuations and vacancy levels Allowance for credit losses (ACL) coverage is 1.36% at June 30, 2023 compared to 1.34% at Dec 31, 2022 LOAN PORTFOLIO & CREDIT QUALITY Gross loans decreased $43.9 million, or 1.85% in 2Q23 Weighted average yield on new loan originations in 2Q23 was 8.14%, compared to 7.27% in 1Q23 Nonperforming assets to total assets were 0.11% in 2Q23, compared to 0.40% in 1Q23 During 2Q23, four nonperforming loans that were acquired from Westbound Bank with combined balances of $6.7 million were resolved and paid off with minimal charge-offs. One additional non-performing loan with an outstanding balance of $1.4 million was also resolved and paid off with a minimal charge-off Net charge-offs were $194,000 in 2Q23, compared to $21,000 in 1Q23 Net charge-offs to average loans were 0.03% in 2Q23, compared to 0.00% in 1Q23 Loan portfolio quality remains strong and we expect credit metrics to continue to benefit from the robust economic conditions in Texas CRE and real estate C&D represents 38.2% and 14.8% of our total loan portfolio, respectively. Office-related loans represent 4.4% of the total loan portfolio and have an average balance of $541,000 Q2 2023 – CREDIT & ACL INFO

DEPOSITS Granular deposits: 85,615 total deposit accounts with an average balance of $29,693 Uninsured deposits, excluding public funds and GNTY-owned accounts, are 22.31% of total deposits Added IntraFi CDARS and ICS products as an option for uninsured customers Total deposits decreased by $20.6 million in 2Q23, which consisted primarily of a decrease in public funds balances of $28.1 million, a decrease in other deposits of $52.3 million, partially offset by an increase in brokered certificates of deposit of $50.0 million Loan-to-deposit ratio of 89.7% as of June 30, 2023, down from 90.6% as of Mar 31, 2023 Q2 2023 – Deposits, Liquidity & Capital LIQUIDITY & INVESTMENTS Liquidity ratio was 12.9% at quarter end FHLB advances decreased $145.0 million during the quarter Total available contingent liquidity is $1.5 billion at June 30, 2023 Total net unrealized loss on investment securities is $55.9 million, comprised of $21.4 million AFS and $34.6 million HTM. Net of tax, total unrealized loss is $44.2 million, which is 14.1% of total equity before losses* As of June 30, 2023, if rates increase +100bps, total unrealized losses on investment securities are estimated to increase $24.0 million to a total of $80.0 million, or $63.2 million, net of tax Capital ratios remain strong. Total equity to average assets as of June 30, 2023 is 9.1% If we had to recognize our entire unrealized losses on both AFS and HTM securities, the ratio would be 8.3%* We are taking advantage of low stock prices to repurchase shares of Company stock and add intrinsic value for shareholders. During 2Q23, we repurchased 322,601 shares, or 2.8% of average shares outstanding during the period, at an average price of $25.13 per share CAPITAL *Non-GAAP financial metrics. Calculations of these metrics and reconciliations to GAAP are included in the Reconciliation of Non-GAAP Financial Measures pages at the end of this presentation.

Q & A

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Net Unrealized Loss on Securities, Tax Effected, as % of Total Equity (dollars in thousands) June 30, 2023 Total equity(1) $ 297,427 Less: net unrealized loss on HTM securities, tax effected (27,300) Total equity, including net unrealized loss on AFS and HTM securities $ 270,127 Net unrealized loss on AFS securities, tax effected 16,877 Net unrealized loss on HTM securities, tax effected 27,300 Net unrealized loss on AFS and HTM securities, tax effected $ 44,177 Net unrealized loss on securities as % of total equity(1) 14.9% Total equity before impact of unrealized losses $ 314,304 Net unrealized loss on securities as % of total equity before impact of unrealized losses 14.1% Total average assets $ 3,272,950 Total equity to average assets 9.1% Total equity, adjusted for tax effected net unrealized loss, to average assets 8.3% (1) Includes the net unrealized loss on AFS securities, tax effected, of $16,877.